Exhibit 10.2

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of September 30, 2004 (the “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement and the INTERCREDITOR AGREEMENT;

WHEREAS, GLDDC intends to merge (the “GLDDC Merger”) with and into Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOLDINGS (“Great Lakes LLC”), with Great Lakes LLC being the entity surviving the GLDDC Merger;

WHEREAS, the GLDDC Merger is permitted under the Agreement as long as (a) HOLDINGS will be in compliance with Sections 6.19 and 6.20 of the Agreement after giving effect to the GLDDC Merger and (b) each party to the GLDDC Merger is an INDEMNITOR; and

WHEREAS, TRAVELERS is willing to amend the Agreement and the INTERCREDITOR AGREEMENT as provided herein and, among other things, to confirm the validity of all outstanding BONDS upon the consummation of the GLDDC Merger, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1. DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2. AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 4 of this Amendment, the Agreement is hereby amended as follows:

(a) Section 1.1 of the Agreement is hereby amended to delete the definition of “GLDDC” in its entirety and to replace such definition with the following:

“GLDDC” means Great Lakes Dredge & Dock Company, a New Jersey corporation, and, upon the effectiveness of the GLDDC MERGER, thereafter means Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company.”

(b) Section 1.1 of the Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“GLDDC MERGER” means the merger of Great Lakes Dredge & Dock Company, a New Jersey corporation, with and into Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company and the survivor of such merger.

“NET WORTH” means, at any date of determination, total stockholder’s equity as set forth on the most recently available annual consolidated balance sheet of HOLDINGS and its consolidated SUBSIDIARIES (excluding from the determination thereof the effects of any non-cash goodwill or other intangible asset impairment charges resulting from the application of SFAS No. 142).

(c) Section 6.19 of the Agreement is hereby amended by deleting the reference therein to “$90,000,000” and in its place substituting “$82,500,000”.

SECTION 3. ACKNOWLEDGEMENT WITH RESPECT TO THE GLDDC MERGER.

TRAVELERS hereby acknowledges and agrees, for the benefit of GLDDC, Great Lakes LLC, their respective AFFILIATES and each OBLIGEE, that, upon effectiveness of the GLDDC Merger, (a) each outstanding BOND shall continue to be valid, enforceable and in full force and effect and (b) any reference in any BOND to Great Lakes Dredge & Dock Company shall be deemed to be a reference to Great Lakes Dredge & Dock Company, LLC (as successor by merger to Great Lakes Dredge & Dock Company).

SECTION 4. CONDITIONS PRECEDENT.

This Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

2

(a) this Amendment duly executed by all parties hereto;

(b) a supplement to the Second Preferred Fleet Mortgage duly executed by GLDDC in favor of TRAVELERS substantially in the form of Exhibit A attached hereto; and

(c) the First Amendment to Intercreditor Agreement duly executed by all parties thereto other than TRAVELERS substantially in the form of Exhibit B attached hereto.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a) The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date; and

(b) No EVENT OF DEFAULT has occurred and is continuing.

SECTION 6. GENERAL.

(a) As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d) HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of- pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[the remainder of this page intentionally left blank]

3

IN WITNESS WHEREOF, this Amendment is executed by the parties on the day and date first set forth above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
	Name:	William H. Hanson
	Title:	President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT]

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	ATTORNEY-IN-FACT

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	ATTORNEY-IN-FACT

EXHIBIT A

FORM OF

SUPPLEMENT NUMBER ONE TO

SECOND PREFERRED FLEET MORTGAGE

Vessel Names: Official Numbers:	Schedule A attached hereto Schedule A attached hereto

Percentage Owned: Interest Mortgaged:	100% 100%

Name of Mortgagor:	Great Lakes Dredge & Dock Company

Address of Mortgagor:	c/o Great Lakes Dredge & Dock Corporation 2122 York Road Oak Brook, IL 60523

Name of Mortgagees:	Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America

Address of Mortgagees:	One Tower Square, 5PB Hartford, CT 06183

Date of Mortgage:	December 22, 2003

Total Amount of Mortgage:	One Hundred Twenty-Five Million United States Dollars ($125,000,000) plus interest, expenses and fees

THIS SUPPLEMENT NUMBER ONE TO SECOND PREFERRED FLEET MORTGAGE (the “Supplement”) is made as of this 30th day of September, 2004 by GREAT LAKES DREDGE & DOCK COMPANY, a New Jersey corporation (the “Mortgagor”) and TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation, and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation, each having their address at One Tower Square, 5PB, Hartford, Connecticut 06183 (collectively, the “Mortgagees”, each holding an individual interest as a joint tenant in the vessels mortgaged).

RECITALS

A. Mortgagor executed and delivered to Mortgagees that certain Second Preferred Fleet Mortgage covering the whole of the vessels set forth in Schedule A attached hereto, other than the vessel G.L. 66, Official Number 1151814, the vessel G.L. 142, Official Number 1139322, and the vessel G.L. 141, Official Number 538934 (together, the “Additional Vessels”), which mortgage was recorded with the National Vessel Documentation Center on December 22, 2003 at 12:40 p.m. in Batch Number 181534, Document ID 1595263 (the “Mortgage”).

B. Mortgagor is the sole owner of the whole of the Additional Vessels, which vessels are each duly documented in the name of Mortgagor under the laws and flag of the United States of America.

C. Mortgagor and Mortgagees wish to amend the Mortgage to add the Additional Vessels to the grant of mortgage contained therein.

NOW, THEREFORE, MORTGAGOR AND MORTGAGEES AGREE AS FOLLOWS:

1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meaning given in the Mortgage.

2. Grant of Mortgage. Mortgagor, in consideration of certain loans and other financial accommodations that have or will be made for the benefit of the Great Lakes Dredge & Dock Corporation, a Delaware corporation and Mortgagor’s direct parent corporation, under the Bonding Agreement and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the full and timely payment and performance of the payment of the Secured Obligations and all other sums which may be secured by the Mortgage, hereby grants, conveys, mortgages, pledges, grants a security interest in, assigns, transfers, sets over and confirms unto Mortgagees and their successors and assigns the whole of the Additional Vessels, and each of them, together with all of the freights and earnings of each of the Additional Vessels and all their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, nets, chains, cables, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction equipment, navigation equipment, propulsion equipment, fuel, lubricating and other oils, consumables and other stores and equipment and all other appurtenances appertaining or belonging thereto, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Additional Vessels, or any part thereof, or in or to the equipment and appurtenances aforesaid.

3. Definition of Vessels. The definition of the term “Vessels” used in the Mortgage shall mean and include the whole of all of each and every vessel set forth in Schedule A attached hereto, together with all of the freights and earnings of each vessel and all the boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, nets, chains, cables, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction equipment, navigation equipment, propulsion equipment, fuel, lubricating and other oils, consumables and other stores and equipment and all other appurtenances to a vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to each vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid and including Mortgagor’s rights under any leases in connection therewith, and the definition of the term “Vessel” used in the Mortgage shall mean any such vessel.

4. Amendment to Schedule A. Schedule A attached to the Mortgage is hereby amended and restated as set forth in Schedule A attached hereto.

5. Representations and Warranties. Mortgagor hereby represents and warrants to Mortgagees that each of the representations and warranties made or deemed made by Mortgagor in the Mortgage (as amended by this Amendment) is true and correct in each case as if made on and as of the date of this Amendment.

6. No Further Amendment. Except as expressly modified by this Amendment, all terms, covenants, and conditions of the Mortgage remain unchanged and in full force and effect and Mortgagor hereby ratifies and confirms each of its covenants, agreements and obligations arising thereunder.

7. Preferred Status. Nothing contained herein shall be construed as a waiver by the Mortgagees or shall waive the preferred status of the Mortgage and any provisions which would otherwise constitute such a waiver shall to such extent be void and have no force and effect. Nothing herein is intended to or shall effect the perfection or priority of the Mortgage.

8. Filing. Mortgagor will cause this Supplement to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain the Mortgage as supplemented by this Supplement as a second preferred mortgage lien thereunder upon the Vessels, including the Additional Vessels. Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Supplement.

Execution Follows

* * * *

IN WITNESS WHEREOF, Mortgagor and Mortgagees have executed and consented to this Supplement Number One to Second Preferred Fleet Mortgage this          day of September, 2004.

MORTGAGOR:	GREAT LAKES DREDGE & DOCK COMPANY,
a New Jersey corporation

By
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

MORTGAGEE:	TRAVELERS CASUALTY AND SURETY
COMPANY, a Connecticut corporation

By

Vice President

MORTGAGEE:	TRAVELERS CASUALTY AND SURETY
COMPANY OF AMERICA, a Connecticut
corporation

By

Vice President

STATE OF ILLINOIS	)
) ss.
COUNTY OF	)

On this              day of September, 2004, before me, a Notary Public in and for the State of Illinois, personally appeared DEBORAH A. WENSEL, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the Senior Vice President, Chief Financial Officer and Treasurer of GREAT LAKES DREDGE & DOCK COMPANY, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of Illinois,
residing at
My appointment expires

STATE OF CONNECTICUT	)
) ss.
COUNTY OF	)

On this              day of September, 2004, before me, a Notary Public in and for the State of Connecticut, personally appeared                                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the Vice President of TRAVELERS CASUALTY AND SURETY COMPANY, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
Connecticut, residing at
My appointment expires

STATE OF CONNECTICUT	)
) ss.
COUNTY OF	)

On this              day of September, 2004, before me, a Notary Public in and for the State of Connecticut, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the Vice President of TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
Connecticut, residing at
My appointment expires

EXHIBIT A

SCHEDULE A

NAME OF VESSEL	OFFICIAL NUMBER

ALASKA	283416
ILLINOIS	580274
CALIFORNIA	292779

G.L. 32	609828
G.L. 51	288765
G.L. 54	560225
G.L. 64	922737
G.L. 66	1151814
G.L. 141	538934
G.L. 142	1139322
G.L. 230	695575
G.L. 231	695576

MANHATTAN ISLAND	583706

Schedule A - Page 1 of 1

EXHIBIT B

FORM OF

FIRST AMENDMENT

TO INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of September 30, 2004, is by and among Travelers Casualty and Surety Company, a Connecticut corporation (“Travelers”), Travelers Casualty and Surety Company of America, a Connecticut corporation (together with Travelers, the “Sureties”), Bank of America, N.A., as representative for the Lender Secured Parties (as defined in the Intercreditor Agreement referred to below) (the “Administrative Agent”), GLDD Acquisitions Corp., a Delaware corporation (“Holdings”), Great Lakes Dredge & Dock Corporation, a Delaware corporation (the “Borrower”), Great Lakes Dredge & Dock Company, a New Jersey corporation (“Great Lakes”), Great Lakes Caribbean Dredging, Inc., a Delaware corporation (“Caribbean”), Dawson Marine Services Company, a Delaware corporation (“Dawson”), Fifty-Three Dredging Corporation, a New Jersey corporation (“Fifty-Three”), North American Site Developers, Inc., a Massachusetts corporation (“NASDI”), JDC Soil Management & Development Inc., a Massachusetts corporation (“JDC”), and Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company (“Great Lakes LLC”, and, together with Holdings, the Borrower, Great Lakes, Caribbean, Dawson, Fifty-Three, NASDI and JDC, the “Great Lakes Entities”).

W I T N E S S E T H :

WHEREAS, the Sureties, the Administrative Agent and the Great Lakes Entities are parties to that certain Intercreditor Agreement dated as of December 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Great Lakes Entities have requested the amendments to the Intercreditor Agreement set forth herein and, subject to the conditions set forth herein, the Sureties and the Administrative Agent agree to such amendments;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Intercreditor Agreement.

SECTION 2. Amendments to Intercreditor Agreement. Subject to satisfaction of the condition set forth in Section 3 of this Amendment, the Intercreditor Agreement is hereby amended as follows:

(a) Section 4.6(c) of the Intercreditor Agreement is hereby amended to delete such Section in its entity and to replace such Section with the following:

(c) Restrictions on Taking Additional Collateral. Except as granted pursuant to the Collateral Agreements as in effect on the date hereof or as otherwise expressly contemplated in Section 6.1(q) of the Credit Agreement or in Article III hereof, each of the Sureties and the Administrative Agent hereby agrees not to accept any additional property of the Borrower or other party as collateral for any Lender Obligation or Travelers Obligation or other obligation owed by the Borrower or any of its Subsidiaries unless such action shall have been approved by each of the others, and in such event only on the condition that such collateral shall immediately become subject to a Lien and shall be shared on a pro rata basis by the Sureties, on the one hand, and the Administrative Agent on the other hand; provided, however, that nothing in this Section shall preclude: (i) the Sureties or the Administrative Agent from obtaining additional mortgages or the like with respect to any Vessel subject to a Ship Mortgage located or operated other than in the United States waters, provided that the other receives corresponding mortgages or the like with respect to such Vessel and that the priorities of such mortgages correspond to the priorities of the Ship Mortgages on such Vessel; (ii) the Sureties from obtaining any lien on additional property of the Indemnitors as contemplated in Section 3.3 of the Bonding Agreement (without giving effect to any amendments to such section after the date hereof) without sharing such lien with the Administrative Agent; (iii) the Administrative Agent from obtaining any “Deposit” pursuant to and as defined in Section 7.2 of the Credit Agreement; (iv) the Administration Agent, for the benefit of the Lender Secured Parties, from obtaining first priority liens or security interests on additional collateral in accordance with Section 6.1(p) of the Credit Agreement if second priority liens or security interests on such additional collateral are granted to the Sureties; (v) the Administrative Agent, for the benefit of the Lender Secured Parties, from obtaining first priority liens or security interests on additional property of the Borrower or any of its Subsidiaries or other Affiliates if second priority liens or security interests on such property are granted to the Sureties; or (vi) the Sureties from obtaining first priority liens or security interests on additional property of the Borrower or any of its Subsidiaries or other Affiliates if second priority liens and security interests on such property are granted to the Administrative Agent, for the benefit of the Lender Secured Parties; provided, further, that, in the case of liens and security interests in additional property obtained pursuant to clauses (iv), or (v) or (vi) of this section, (A) such first and second liens and security interests of the Administrative Agent and the Sureties shall be subject to security agreements, mortgages and other security and perfection documentation substantially identical in form and substance to one another, and shall otherwise be in form and substance, and subject to such supporting title abstracts, lien search reports, secretary’s certificates and legal opinions, as may be reasonably required by the Administrative Agent and Travelers, (B) all such additional security agreements, mortgages and other security and perfection documentation shall constitute Collateral Agreements and Shared Collateral Agreements subject to the terms and conditions of this Agreement, (C) if the collateral subject to such additional security agreements and other documents constitute Vessels, such security agreements and other documents shall thereupon become part of a Lender First Ship Mortgage, a Lender Second Ship Mortgage, a Travelers First Ship Mortgage, a Travelers Second Ship Mortgage, a Lender Equipment Security Agreement and/or a Travelers Equipment Security Agreement, as applicable, and be subject to the terms and conditions of this Agreement, (D) if the collateral subject to such additional security agreements and other documents constitutes accounts receivable, general intangibles and/or other property relating to bonded contracts, such security agreements and other documents shall thereupon become part of the Travelers Receivables Security Agreement or Lender Receivables Security Agreement, as applicable and subject to the terms and conditions of this Agreement, (E) the fair market value of each item of such additional collateral subject to such liens and security interest shall have been determined pursuant to an appraisal performed by Merrill Marine (or such other appraiser reasonably satisfactory to Travelers and the Administrative Agent), and such appraisal shall have been delivered by the Borrower to each of Travelers and the Administrative Agent, (F) no such further liens or security interests in additional property may be granted unless, simultaneously with the grant of any such additional first priority liens and security interests to the Administrative Agent or the Sureties, first priority liens and security interests in other additional property deemed substantially similar by the other party shall be granted to such other party (provided, however, that this clause (F) shall not apply to additions to collateral pursuant to clause (iv) of this Section 4.6(c) to the extent that the cumulative sum of the fair market values of all additional property which becomes subject to such liens and security interests pursuant to clause (iv) of this Section does not exceed $10,000,000, and then this clause (F) shall apply only to such excess over $10,000,000), and (G) unless the party granting such liens and security interests shall at such time already be a Great Lakes Entity, such party shall have agreed to become a party to this Agreement as an additional Great Lakes Entity pursuant to Section 5.9 hereof. Notwithstanding anything in this Section to the contrary, except to the extent described in Section 3.1, replacement collateral provided to the Administrative Agent or to the Sureties in connection with a substitution of collateral thereunder, shall not constitute additional collateral subject to this section, unless the liens and security interests in the original collateral or its proceeds were released more than twelve (12) months (or such greater period as may be agreed to in writing by the Administrative Agent and Travelers) prior to the date on which liens and security interests in the replacement collateral are granted.

SECTION 3. Condition to Effectiveness of Amendment. This Amendment shall become effective upon the due execution of this Amendment by all parties hereto.

SECTION 4. Miscellaneous.

(a) Upon the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Intercreditor Agreement as amended hereby.

(b) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including successors by way of merger, acquisition or similar event.

(c) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute but one and the same Amendment.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first written above.

SURETIES:	TRAVELERS CASUALTY AND SURETY COMPANY

By:
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

SIGNATURE PAGE (FIRST AMENDMENT TO INTERCREDITOR AGREEMENT)

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

SIGNATURE PAGE (FIRST AMENDMENT TO INTERCREDITOR AGREEMENT)

GREAT LAKES ENTITIES:	GLDD ACQUISITIONS CORP.

By:
Name:
Title:

GREAT LAKES DREDGE & DOCK CORPORATION

By:
Name:
Title:

GREAT LAKES DREDGE & DOCK COMPANY

By:
Name:
Title:

GREAT LAKES CARIBBEAN DREDGING, INC.

By:
Name:
Title:

DAWSON MARINE SERVICES COMPANY

By:
Name:
Title:

FIFTY-THREE DREDGING CORPORATION

By:
Name:
Title:

SIGNATURE PAGE (FIRST AMENDMENT TO INTERCREDITOR AGREEMENT)

NORTH AMERICAN SITE DEVELOPERS, INC.

By:
Name:
Title:

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:
Name:
Title:

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:
Name:
Title:

SIGNATURE PAGE (FIRST AMENDMENT TO INTERCREDITOR AGREEMENT)